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                           SUBSCRIPTION AGREEMENT

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                          ROYCE LABORATORIES, INC.

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                        A Minimum of 500,000 Units and
                          A Maximum of 833,333 Units
             Each Unit consisting of one share of Common Stock
                  and a Warrant to purchase one share of
                 Common Stock of Royce Laboratories, Inc.

To:  Royce Laboratories, Inc.
     5350 N.W. 165th Street
     Miami, Florida 33014

     This Subscription Agreement is made between Royce Laboratories, Inc., a Florida corporation (the "Company"), and the undersigned prospective purchaser who is subscribing hereby to purchase units of the Company's securities (the "Units"), each Unit composed of one share (the "Shares") of the Company's common stock, $.005 par value ("Common Stock") and a twelve-month warrant to purchase one share of Common Stock at an exercise price of $6.50 per share (the "Warrants"). The purchase price per Unit (the "Purchase Price") is $6.00. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and the Confidential Private Placement Memorandum dated July 6, 1995, together with any supplements or amendments thereto (collectively, the "Memorandum"), relating to an offering (the "Offering") of (a) a minimum of 500,000 Units and (b) a maximum of 833,333 Units.

     In consideration of the Company's agreement to sell the Units to the undersigned upon the terms and conditions summarized in the Memorandum, the undersigned agrees and represents as follows:

A.   SUBSCRIPTION.

     (1) The undersigned hereby irrevocably subscribes for and agrees to purchase the number of Units indicated on the signature page hereto at the Purchase Price. The undersigned encloses herewith a check or money order payable to Gruntal & Co., Incorporated (the "Placement Agent") (or has made payment by wire transfer of funds in accordance with instructions from the Placement Agent) in the full amount of the purchase price of the Units for which the undersigned is subscribing (the "Payment").

     (2) The undersigned understands that all Payments by check or money order as provided in paragraph A(1) above shall be delivered to the Placement Agent (as described in Section IV of the Subscription Instructions) and, thereafter, such Payments will be held in escrow for the undersigned's benefit by the Placement Agent. The offering period will expire on July 14, 1995, unless extended to August 14, 1995 in the sole discretion of the Company and the Placement Agent (the "Expiration Date"), on the basis described in the Memorandum. The closing will occur on or about the fifth business day after the Expiration Date or such earlier date that the Company elects to close after receipt of subscriptions for the Minimum Offering (the "Closing Date"). Upon receipt by the Company of the requisite payment for all Units to be purchased by the subscribers whose subscriptions are accepted (each, a "Purchaser", and collectively, the "Purchasers"), on the Closing Date and subject to the satisfaction of certain conditions, the Shares and Warrants so purchased will be issued in the name of each such Purchaser, and the name of such Purchaser will be registered on the transfer books of the Company as the record owner of such Shares and Warrants. The Company will issue to each Purchaser the stock and warrant certificates representing the Shares and Warrants purchased, respectively. If the Company has not received subscriptions for at least the Minimum Offering on or prior to the Expiration Date, the Payment (or in the case of rejection of a portion of the undersigned's subscription, the part of the Payment relating to such rejected portion) will be returned promptly, without interest, on the basis described in the Memorandum.

     (3) The undersigned hereby acknowledges receipt of a copy of the Memorandum, and agrees to be bound hereby upon (i) execution and delivery to the Company, in care of the Placement Agent, of the signature page to the undersigned's completed questionnaire (the "Questionnaire") and this Subscription Agreement and (ii) acceptance on the Closing Date by the Company of the undersigned's subscription (the "Subscription").

     (4) The undersigned agrees that the Company and the Placement Agent may, in their sole and absolute discretion, reduce the undersigned's subscription to any number of Units that in the aggregate does not exceed the number of Units hereby applied for without any prior notice to or further consent by the undersigned. The undersigned hereby irrevocably constitutes and appoints the Placement Agent and each officer of the Placement Agent, each of the foregoing acting singly, in each case with full power of substitution, the true and lawful agent and attorney-in-fact of the undersigned, with full power and authority in the undersigned's name, place and stead to amend this Subscription Agreement and the Questionnaire, including, in each case, the undersigned's signature page thereto, to effect any of the foregoing provisions of this paragraph A(4).

B.   REPRESENTATIONS AND WARRANTIES.

     The undersigned hereby represents and warrants to and agrees with the Company and the Placement Agent and each dealer selected by the Placement Agent to sell Units after consultation with the Company (the "Selected Dealers") as follows:

     (1) The undersigned has been furnished with and has carefully read the Memorandum (including, without limitation, the appendices thereto), and is familiar with and understands the terms of the Offering. In evaluating the suitability of an investment in the Company, the undersigned has not relied upon any representations or other information (whether oral or written) from the Company, the Placement Agent or any Selected Dealer (or any agent or representative of any of them), other than as set forth in the Memorandum. With respect to individual tax and other economic considerations involved in this investment, the undersigned is not relying on the Company or the Placement Agent or any Selected Dealer (or any agent or representative of any of them). The undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax, accounting and financial advisers the suitability of an investment in the Units for the undersigned's particular tax and financial situation and has determined that the Units being subscribed for by the undersigned are a suitable investment for the undersigned.

     (2) The undersigned acknowledges that (i) the undersigned has had the right to request copies of any documents, records and books pertaining to this investment and (ii) such documents, records and books which the undersigned has requested (including, without limitation, the Memorandum) have been made available for inspection by the undersigned and the undersigned's attorney, accountant or other adviser(s).

     (3) The undersigned and/or the undersigned's adviser(s) has/have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the undersigned.

     (4) No oral or written representations have been made other than those set forth in the Memorandum, and no oral or written information furnished to the undersigned or the undersigned's adviser(s) in connection with the Offering were in any way inconsistent with the information stated in the Memorandum.

     (5) The undersigned is not subscribing for the Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting to which the public was invited.

     (6) If the undersigned is a natural person, the undersigned has reached the age of majority in the state in which the undersigned resides, the undersigned has adequate means of providing for the undersigned's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Units for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

     (7) The undersigned or the undersigned's purchaser representative, as the case may be, has such knowledge and experience in financial, tax and business matters so as to enable the undersigned to utilize the information made available to the undersigned in connection with the Offering to evaluate the merits and risks of an investment in the Units and to make an informed investment decision with respect thereto. The undersigned is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D ("Regulation D") under the Securities Act of 1933 as amended (the "Securities Act") and is acquiring the Units for investment and not with a view to resale or distribution.

     (8) The undersigned acknowledges that the Units, the Shares, the Warrants and the shares of Common Stock underlying the Warrants (collectively, the "Securities") have not been registered under the Securities Act or under the securities laws of any state. The undersigned will not sell, transfer or otherwise dispose of any Securities unless they are registered under the Securities Act and any applicable state securities laws or pursuant to available exemptions from such registration. The undersigned represents that he is purchasing the Securities for the undersigned's own account, for investment and not with a view to resale or distribution except in compliance with the Securities Act. The undersigned has not offered or sold any portion of the Securities being acquired nor does the undersigned have any present intention of dividing such Securities with others or of selling, distributing or otherwise disposing of any portion of such Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance in violation of the Securities Act. The undersigned is aware that an exemption from the registration requirements of the Securities Act pursuant to Rule 144 promulgated thereunder is not presently available; and, except as provided in paragraph D below, the Company has no obligation to register the Securities subscribed for hereunder or to make available an exemption from the registration requirements pursuant to such Rule 144 or any successor rule for resale of the Securities.

     (9) The undersigned recognizes that investment in the Units involves substantial risks, including loss of the entire amount of such investment, and has taken full cognizance of and understands all of the risks related to a purchase of the Units.

     (10) The undersigned acknowledges that each certificate representing any of the Securities shall be stamped or otherwise imprinted with a legend substantially in the following form:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE OR SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

     (11) The undersigned acknowledges and agrees that it shall not be entitled to seek any remedies with respect to the Offering from any party other than the Company, the Placement Agent or the Selected Dealer which solicited the undersigned's subscription.

     (12) If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust or estate: (i) such partnership, corporation, trust or estate has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Subscription Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust or estate in connection with the purchase of its Units, (b) to delegate authority pursuant to a power of attorney and (c) to purchase and hold such Units; (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate is binding upon such partnership, corporation, trust or estate; and (iii) such partnership, corporation or trust has not been formed for the specific purpose of acquiring such Units, unless each beneficial owner of such entity is qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D and has submitted information substantiating such individual qualification.

     (13) If the undersigned is a retirement plan or is investing on behalf of a retirement plan, the undersigned acknowledges that investment in the Units poses risks in addition to those associated with other investments, including the inability to use losses generated by an investment in the Units to offset taxable income.

     (14) The undersigned shall indemnify and hold harmless the Company, the Placement Agent and each Selected Dealer, and each officer, director or control person of any such entity, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the undersigned to the Company, the Placement Agent or any Selected Dealer (or any agent or representative of any of them) or omitted or alleged to have been omitted by the undersigned, concerning the undersigned or the undersigned's authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement or omission contained in the Questionnaire or any other document submitted by the undersigned, against losses, liabilities and expenses actually and reasonably incurred by the Company, the Placement Agent, any Selected Dealer or any officer, director or control person of any such entity in connection with such action, suit or proceeding for which the Company, the Placement Agent, any Selected Dealer or such officer, director or control person has not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement).

C.   UNDERSTANDINGS.

          The undersigned understands, acknowledges and agrees with the Company, the Placement Agent and each Selected Dealer as follows:

          (1) This Subscription may be rejected, in whole or in part, by the Company or the Placement Agent, in the sole and absolute discretion of either of them, at any time before the Closing Date, as the case may be, notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned's Subscription.

          (2) The undersigned hereby acknowledges and agrees that the Subscription hereunder is irrevocable by the undersigned, that, except as required by law, the undersigned is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the undersigned hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties and acknowledgements herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

          (3) No Federal or state agency has made any finding or determination as to the accuracy or adequacy of the Memorandum or as to the fairness of the terms of this Offering for investment nor any recommendation or endorsement of the Units.

          (4) The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein and in the Questionnaire.

          (5) There can be no assurance that the undersigned will be able to sell or dispose of any of the Securities. It is understood that in order not to jeopardize the Offering's exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

          (6) The Placement Agent and any Selected Dealer will receive compensation in connection with the Offering but none of them is guaranteeing or assuming responsibility for the operation or possible liability of the Company, including, without limitation, compliance by the Company with the agreements entered into in connection with the Offering, and none of them will supervise or participate in the operation or management of the Company.

          (7) The undersigned acknowledges that the information contained in the Memorandum is confidential and non-public and agrees that all such information shall be kept in confidence by the undersigned and neither used by the undersigned for the undersigned's personal benefit (other than in connection with this Subscription), nor disclosed to any third party for any reason; PROVIDED, HOWEVER, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any Subscription Agreement entered into with the Company).

          (8) The representations, warranties and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date of the sale of the Units as if made on and as of such date and shall survive the execution and delivery of this Subscription Agreement and the purchase of Units.

          (9) IN MAKING AN INVESTMENT DECISION, PURCHASERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE UNITS HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE MEMORANDUM OR THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          (10) The offering and sale of the Units are intended to be exempt from registration under the securities laws of certain U.S. states. A Purchaser residing in one or more of the following states shall note the language set forth below, which is required to be included in this Agreement by the securities laws of those states. The Purchaser must note that there are restrictions on transfer of all Securities.

ALL STATES: THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED

UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FLORIDA: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT IN RELIANCE UPON EXEMPTION PROVISIONS CONTAINED THEREIN. ANY SALE MADE PURSUANT TO SUCH EXEMPTION PROVISIONS IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY THE PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER OR AN ESCROW AGENT. A WITHDRAWAL WITHIN SUCH THREE DAY PERIOD WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SET FORTH IN THIS MEMORANDUM, INDICATING HIS INTENTION TO WITHDRAW.

SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED. IF THE REQUEST IS MADE ORALLY, IN PERSON OR BY THE TELEPHONE, TO AN OFFICER OF THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS INVOLVED FOR AN INDEFINITE PERIOD OF TIME.

CONNECTICUT: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 36-486 OF THE CONNECTICUT UNIFORM SECURITIES ACT, AND THEREFORE, MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE ACT, OR THE SECURITIES ACT OF THIS STATE, IF SUCH REGISTRATION IS REQUIRED, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

NEW JERSEY: THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE BUREAU OF SECURITIES OF THE STATE OF NEW JERSEY, NOR HAS THE BUREAU PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. THE FILING OF THE WITHIN OFFERING DOES NOT CONSTITUTE APPROVAL OF THE ISSUE OR THE SALE THEREOF BY THE BUREAU OF SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

D.   REGISTRATION UNDER THE SECURITIES ACT OF 1933.

     (a)  The Company agrees that it will:

          (1)(a) File on or prior to the 30th day following the Closing Date (the "Target Filing Date") a registration statement (the "Registration Statement") covering all Registered Securities (as hereinafter defined) purchased by the holders of the Registered Securities (the "Holders") with the Securities and Exchange Commission (the "Commission") on an appropriate form available for the sale of the Shares by the undersigned from time to time in the over-the-counter market, in privately negotiated transactions or in a combination of such methods, and (b) use its best efforts to cause the Registration Statement to be declared effective by the Commission as soon as practicable after the date of such filing. In the event that (i) the Registration Statement is not filed by the Company with the Commission on or prior to the Target Filing Date or (ii) the Registration Statement is not declared effective by the Commission on or prior to the 60th day following the date the Registration Statement is filed (the "Target Effective Date"), the Company will issue, in each such case, to each Purchaser, at the close of business on the Target Filing Date and/or the Target Effective Date, as the case may be, a warrant to purchase a number of shares of Common Stock equal to the product of the number of Shares purchased by such Purchaser and .05 (rounded upward to the nearest share), at an exercise price per share equal to the Purchase Price. Such warrants (the "Additional Warrants") shall be issued pursuant to a warrant agreement among the Company, the undersigned and the other Purchasers (the "Additional Warrant Agreement"), and shall have the same terms and conditions (including, without limitation, registration rights) as the Warrants. Any obligation of the Company to issue warrants to the Purchasers pursuant to this paragraph (1) shall be in addition to any liability which the Company may otherwise have to the Purchasers for a breach of its obligations hereunder.

          (2) Prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until all of the Registered Securities have been sold pursuant thereto, but not for a period to exceed two years from the Closing Date (the "Registration Period") and to comply with the provisions of the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act"), with respect to the disposition of all of the Registered Securities.

          (3) Notify the Holders after becoming aware that (i) the Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective or (ii) the Commission has requested an amendment of or supplement to the Registration Statement or related prospectus or additional information.

          (4) Furnish promptly to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate the disposition of any of the Registered Securities.

          (5) Use its best efforts to register and qualify the Registered Securities under such other securities or Blue Sky laws of such states as shall be reasonably requested by the Holders, and prepare and file in those states such amendments (including post-effective amendments) and supplements and to take such other actions as may be necessary to maintain such registration and qualification in effect at all times during the Registration Period, and to take all other actions necessary or advisable to enable the disposition of the Registered Securities in such states, PROVIDED that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states.

          (6) At any time following the nine-month anniversary of the Closing Date, if the Holders of more than a majority of the shares of Common Stock constituting the Registered Securities, voting as a single class, select one or more underwriters for an offering of the Registered Securities, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering and make such representations and warranties with respect to the Registration Statement or post-effective amendment thereto, prospectus or amendment or supplement thereto, and documents incorporated by reference, if any, to the Holders and the underwriters, if any, of the Registered Securities in form, substance and scope as are customarily made by registrants in secondary offerings of common stock in transactions of that type. The Holders shall also enter into and perform their customary obligations under any such agreement, including, without limitation, customary indemnification and contribution obligations. Within ten days after receipt of a written notice (the "Notice") indicating that the requisite holders of Registered Securities intend to proceed with an underwritten offering, the Company will give written notice of such request to all other holders of Registered Securities and will use its best efforts to include in such underwritten offering all Registered Securities with respect to which the Company has received written requests for inclusion therein within ten days after the receipt of the Company's notice. Notwithstanding the foregoing, the Company shall be entitled to postpone, for a period of not more than ninety (90) days after receipt of the Notice, the filing of a post-effective amendment to the Registration Statement or any other required document relating to such underwritten offering, if the Chief Executive Officer of the Company certifies (based upon a resolution of the Board of Directors or the Executive Committee of the Board of Directors) to such Holders that the Company intends to file, within 30 days after receipt of the Notice (the "Notification Date"), a registration statement (the "Company Registration Statement") with the Commission relating to an underwritten offering of shares of Common Stock to be sold by the Company; PROVIDED, that (i) if the Company does not file the Company Registration Statement on or prior to the 30th day following the Notification Date, the Company shall promptly comply with the first three sentences of this paragraph (6), (ii) if the Company Registration Statement includes any securities of the Company owned by any of the securityholders of the Company, the Company will include the Registered Securities owned by electing Holders in the Company Registration Statement as part of its underwritten offering, (iii) if the Company has elected to postpone the underwritten offering of the Registered Securities in the manner set forth above, the Holders giving the Notice may, at any time until 10 days after they receive notification from the Company that the Company intends to proceed with the steps required in the first three sentences of this paragraph (6), by notice in writing, withdraw such request and therefore preserve the right provided in this paragraph (6) for such Holders to request in the future an underwritten offering of the Registered Securities, and (iv) the Registration Period shall be extended by an additional ninety (90) days. Subject to the foregoing, the Holders shall collectively only be entitled to request one underwritten offering pursuant to this paragraph (6), and any Holder who does not request inclusion in such underwritten offering shall be deemed to have waived his right to request such underwritten offering. A requested underwritten offering will not count as the permitted underwritten offering until the registration statement (or post effective amendment thereto) covering it has become effective, so long as such registration statement has not become effective due solely to the activities or decisions of any of the Holders. The out-of-pocket expenses of the Company in connection with the preparation and filing of the Company Registration Statement, as described in this paragraph (6), shall be borne by the Holders in proportion to the number of shares of Common Stock included therein; PROVIDED, HOWEVER, that if such offering is not exclusively a secondary offering of the Company's securities, such expenses shall be borne by the Company.

          (7) Notify the Holders, at any time when a prospectus relating to Registered Securities covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company shall promptly amend or supplement the Registration Statement to correct any such untrue statement or omission, and provide the Holders with an amended or supplemented prospectus with respect to the Registered Securities that corrects such untrue statement or omission.

          (8) Notify the Holders of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any registration statement covering securities of the Company or the initiation of any proceedings for that purpose or of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registered Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any stop order and, if a stop order is issued, to obtain the lifting thereof at the earliest possible time.

          (9) Provide the Holders and a single firm of counsel designated as Holders' counsel by the holders of a majority in interest of the shares of Common Stock constituting the Registered Securities (as well as such other legal and financial advisers as the Holders shall require) with the Registration Statement and all amendments and supplements thereto promptly after the filing of such materials with the Commission.

           (10) Make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

          (11) At the request of the Holders, furnish to the underwriters from time to time of the Registered Securities on such date or dates that Registered Securities are delivered to underwriters for sale (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such sale, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to the Holders delivering such Registered Securities for sale and the underwriters, addressed to such Holders and the underwriters and (ii) "cold comfort" letters, dated the date of the pricing of such sale of Registered Securities and such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to the Holders delivering such Registered Securities for sale and the underwriters, addressed to such Holders and the underwriters.

          (12) Make available for inspection by the Holders, any underwriters participating in the offering pursuant to the registration or by any attorney, accountant or other agent retained by the Holders or any such underwriters (collectively, the "Inspectors") all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its most recent annual financial statements as shall be reasonably necessary to enable each Inspector to exercise its due diligence responsibility, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector in connection with the registration. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in the Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or a governmental body, (iii) the disclosure of such Records is required by any governmental regulatory body with jurisdiction over such Inspector or (iv) the information in such Records has been made generally available to the public. Each seller of Registered Securities agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction or by any governmental body, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

          (13) Use its best efforts to cause the Registered Securities to be listed on all securities exchanges and/or included in the automated quotation system of the Nasdaq Stock Market with respect to which the Common Stock may then be so listed or quoted.

          (14) Take all other reasonable actions necessary to expedite and facilitate disposition by the Holders of the Registered Securities pursuant to the Registration Statement.

          (15) Pay all expenses in connection with the filing of the Registration Statement. The Company's expenses shall include, without limitation, expenses for the registration, filing or qualification of the Registered Securities and all registration, listing, filing and qualification fees, printers fees, accounting fees (including the expenses of any "cold comfort" letters) and the fees and disbursements of counsel for the Company.

          (16) To the fullest extent permitted by law, the Company will indemnify each Holder, and each underwriter, of Registered Securities being sold by any such Holder or underwriter pursuant to this paragraph (and any person who controls such Holder or underwriter within the meaning of Section 15 of the Securities Act) against all claims, losses, damages, liabilities and expenses under the Securities Act, the Exchange Act, or other Federal or state statutory laws or regulations, at common law or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in any registration statement filed pursuant to this paragraph or in any amendment thereof, or in any preliminary prospectus or prospectus relating thereto, or in any amendment thereof or supplement thereto or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company shall not be liable to any such Holder or underwriter in respect of any claims, losses, damages, liabilities or expenses resulting from any untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Holder or underwriter specifically for use in connection with such registration statement and prospectus and each such Holder and underwriter will indemnify, to the fullest extent permitted by law, the Company, each person, if any, who controls the Company within the meaning of said Section 15 of the Securities Act, each director of the Company and each officer of the Company who signs the registration statement against claims, losses, damages, liabilities and expenses which they may incur by reason of any such untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Holder or underwriter, as the case may be, specifically for use in connection with such registration statement and prospectus.

          (b) For purposes of this Section D, the term "Registered Securities" means (i) the Shares, (ii) the shares of Common Stock issuable upon exercise of
(a) the Warrants, (b) any Additional Warrants, and (c) any warrants issuable to the Placement Agent in connection with the Offering as described in the Memorandum, and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any convertible security, warrant, right or other security which is issued as) a dividend or other distribution with respect to the shares of Common Stock referred to in clauses (i) and (ii) above; PROVIDED, HOWEVER, that the term Registered Securities shall exclude shares of Common Stock sold by Holders in the over-the-counter market prior to the request for the underwritten offering.

          (c) It shall be a condition precedent to the obligations of the Company under this Section D to take any action pursuant to this Agreement with respect to each Holder that such Holder shall furnish to the Company such information regarding itself, the Registered Securities held by it and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registered Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

          (d) With a view to making available to Purchasers the benefits of Rule 144 ("Rule 144") under the Securities Act and any other rule or regulation of the Commission that may at any time permit Holders to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

          (1) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the Registration Statement;

          (2) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (3) furnish to each Holder, so long as such Holder owns any Registered Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the Registration Statement), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other publicly available information as may be reasonably requested in availing the Holders of any rule or regulation of the Commission which permits the selling of any such securities without registration.

          (e) Rights under this Section D may be assigned by each Holder to transferees or assignees of such; PROVIDED, HOWEVER, that the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the Registered Securities with respect to which such registration rights are being assigned; PROVIDED, HOWEVER, that such assignment shall be effective only if, immediately following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. The term "Holders" as used in this Section D includes permitted assignees of rights under this Agreement in accordance with this Section D.

E.   GRANT OF POWER OF ATTORNEY.

     (1) The undersigned understands that if the Company does not meet certain of its obligations set forth in paragraph D above, each of the subscribers whose Subscription is accepted intends to enter into the Additional Warrant Agreement referred to in paragraph D above pursuant to which the Additional Warrants will be issued to such subscribers. In order to facilitate the execution of the Additional Warrant Agreement and the issuance of the Additional Warrants, the undersigned grants the following power of attorney to the Placement Agent for the limited purposes set forth below.

     (2) The undersigned hereby irrevocably constitutes and appoints any officer of the Placement Agent (the "Attorney") the true and lawful agent and attorney-in-fact of the undersigned, with full power and authority, in the undersigned's name, place and stead, to execute and deliver on behalf of the undersigned at any time on or prior to the Closing Date, the Additional Warrant Agreement or any amendments or supplements thereto or any instrument amending the same, the execution and delivery by the Attorney of such Additional Warrant Agreement, amendments or supplements being conclusive evidence that such execution and delivery were authorized hereby.

     (3) It is expressly understood and intended by the undersigned that the power of attorney granted in paragraph E(2) above (the "Power of Attorney") is coupled with an interest, is irrevocable and may be delegated by said Attorney. The Power of Attorney shall survive the death or incapacity of the undersigned or, if the undersigned is a partnership, corporation or trust, the dissolution, liquidation or termination thereof, or the assignment of the undersigned's

Shares, Warrants or Additional Warrants or any part thereof. This Power of Attorney shall terminate upon the earlier to occur of (i) the rejection of the undersigned's Subscription by the Company or the Placement Agent and (ii) the day immediately following the Closing Date.

F.   MISCELLANEOUS.

     (1) Capitalized terms used in this Subscription Agreement, if not otherwise defined herein, shall have the respective meanings attributed to such terms in the Memorandum. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require.

     (2) Except as set forth in paragraph A(4) herein, neither this Subscription Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled, except by an instrument in writing signed by the party effecting the same against whom any waiver, modification, change, discharge, termination, revocation or cancellation is sought.

     (3) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed: (i) if to the Company, to Royce Laboratories, Inc., 5350 N.W. 165th Street, Miami, Florida 33014, Attention: President, with a copy to the Placement Agent at the address contained on page iii of the Subscription Instructions or (ii) if to the undersigned, at the address for correspondence set for in the Questionnaire, or at such other address as may have been specified by written notice given in accordance with this paragraph F(3).

     (4) Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the undersigned, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

     (5) This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by New York courts to agreements entered into and to be performed in New York by and between residents of New York, and shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, the Placement Agent and any Selected Dealer, and their respective successors and assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

     (6) This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto.

G.   EXECUTION OF AGREEMENT BY POWER OF ATTORNEY.

     THE UNDERSIGNED ACKNOWLEDGES THAT THE UNDERSIGNED HAS SIGNED THIS SUBSCRIPTION AGREEMENT ON THE UNDERSIGNED'S OWN BEHALF, AND NOT BY POWER OF ATTORNEY, UNLESS SUCH POWER OF ATTORNEY EXPRESSLY PROVIDES FOR THE FURTHER DELEGATION OF SUCH POWER OF ATTORNEY BY THE HOLDER THEREOF AND, IN SUCH EVENT, THE UNDERSIGNED REPRESENTS THAT ATTACHED HERETO IS A TRUE AND COMPLETE COPY OF SUCH POWER OF ATTORNEY.

H.   SIGNATURE.

     The signature of this Subscription Agreement is contained as part of the applicable Subscription Package, entitled "Signature Page."